--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 28, 2004


                                       TERRA NITROGEN COMPANY, L.P.
                          (Exact name of registrant as specified in its charter)



           Delaware                      1-10877                73-1389684
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On October 28, 2004, Terra Nitrogen Company, L.P. issued a press release setting forth Terra Nitrogen Company, L.P.'s third quarter 2004 earnings. A copy of the press release is furnished herewith as Exhibit 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                          99.1 Press Release issued October 28, 2004 reporting third quarter results



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 TERRA NITROGEN COMPANY, L.P.

                                                 By:  Terra Nitrogen Corporation
                                                 Its: General Partner


                                                 /s/ Mark A. Kalafut
                                                 -------------------------------
                                                 Mark A. Kalafut
                                                 Vice President, General Counsel
                                                 and Corporate Secretary


Date:  October 28, 2004